SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

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            Registrant)

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[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

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      (1)   Amount Previously Paid:



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      (4)   Date Filed:


   FIDELITY ADVISOR NATURAL RESOURCES FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
A FUND OF FIDELITY ADVISOR SERIES V
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-   522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of    Fidelity Advisor Natural Resources Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of    Fidelity Advisor Natural Resources fund     will be held at
the office of    Fidelity Advisor Series V    , 82 Devonshire Street,
Boston, Massachusetts 02109, on    June 18    , 1997, at    9:45     a.m.
The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
    1. To approve an amended management contract for the fund.
 2. To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 3. To eliminate the fund's fundamental investment limitation concerning diversification.
 4. To approve an agreement and plan of reorganization of the fund from a separate series of one Massachusetts business trust to another.
 The Board of Trustees has fixed the close of business on    April 21    ,
1997, as the record date for the determination of shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
   April 21    , 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft
        f/b/o Anthony B. Craft, Jr.
        UGMA






PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
   FIDELITY ADVISOR NATURAL RESOURCES FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
TO BE HELD ON    JUNE 18, 1997
 This Proxy Statement is furnished in connection with a solicitation of
proxies made by, and on behalf of, the Board of Trustees of    Fidelity
Advisor Series V     (the trust) to be used at the Special Meeting of
Shareholders of    Fidelity Advisor Natural Resources Fund (the fund)
    and at any adjournments thereof (the Meeting), to be held on    June
18, 1997     at    9:45 a.m.     at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the trust and
Fidelity Management & Research Company (FMR), the fund's        investment
adviser   .
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and
the accompanying proxy card on or about    April 21, 1997    .
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In
addition, D.F. King & Co. may be paid    on a per transaction basis     to
solicit shareholders on behalf of the fund at an anticipated cost of
approximately $   6,500.     The expenses in connection with preparing this
Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation
(FDC)   ,     the fund's principal underwriter and distribution agent,
Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on
behalf of the fund at an anticipated cost of approximately $   5,500.
The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class        of the    fund     issued and outstanding as
of    February 28, 1997     are indicated in the following table:
    Fidelity Advisor Natural Resources Fund:
  Class A __________
  Class B __________
  Class T __________
  Institutional Class __________
 As of February 28, 1997, the Trustees and officers of the fund own, in the aggregate, less than __% of the outstanding shares of the fund. To the knowledge of the trust, [no shareholder owner of record more than 5% of the outstanding shares of the fund or any class of the fund.]/[substantial (5% or more) record ownership of the fund on February 28, 1997 was a follows: for Class A - __________ (__%); for Class B - __________ (__%); for Class C
- __________ (__%); and for Institutional Class - __________ (__%). To the
knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund or a class of the fund on that date.]
        Shareholders of record at the close of business on    April 21,
1997     will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
   OCTOBER 31, 1996     CALL        1-800-522-7297 OR WRITE TO
    FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 PROPOSAL   S     1 THROUGH    4     REQUIRE THE AFFIRMATIVE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND   .     UNDER
THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
   1    .        TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Trustees recommend that the shareholders of the fund approve amendments to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The proposal would modify two components of the management fee FMR receives from the fund.
    First, the individual fund fee rate would be lowered from .45% to .30% of the fund's average net assets, resulting in a net decrease of .15%.
    Second, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). The proposed .15% reduction in the individual fund fee rate was voluntarily adopted by FMR on September 1,
1996.        The proposed modification to the group fee rate to provide for lower fees when FMR's assets under management exceed certain levels was
voluntarily adopted by FMR on January 1, 1996.        (For information on
FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied
as Exhibit    1     on page    .     Except for the modifications discussed
above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by
shareholders, the Amended Contract will take effect on    July 1    ,
199   7     (or, if later, the first day of the first month following
approval) and will remain in effect through July 31, 199   8     and
thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present
Contract will continue in effect through July 31, 199   7    , and
thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The
management fee rate is the sum of two components:    a fixed Individual
Fund Fee Rate and     a Group Fee Rate, which varies according to assets
under management by FMR   . The Amended Contract modifies the Individual
Fund Fee Rate by reducing such fee from .45% of the fund's average net assets to .30% of the fund's average net assets. The Amended Contract also modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.
 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract would decrease the fund's Individual Fund Fee Rate from .45% to .30% of the fund's average net assets, matching Fidelity's standard rate for growth funds. The proposed .15% reduction in the Individual Fund Fee Rate was voluntarily adopted by FMR on September 1, 1996. Taken together with the proposed modification to the Group Fee Rate, it would make the fund's management fee (the sum of the Group and Individual Fund Fee Rates) consistent with other growth funds, including sector-orientated funds, advised by FMR with comparable investment disciplines.
 MODIFICATION TO GROUP        FEE RATE. The Group Fee Rate varies based
upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of
$   426     billion or less. Above $   426     billion in assets under
FMR's management, the Group Fee Rate declines under the Amended Contact. Group Fee Rates that are lower than those contained in the fund's Present
Contract    were     voluntarily implemented by FMR on January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when
assets increase. The Amended Contract adds    four     new fee breakpoints
for assets under FMR's management above $   426     billion as illustrated
in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group     Present         Average Group   Amended
Assets            Contract*       Assets          Contract
($ billions)                      ($ billions)

   Over 390          .2700%       390 - 426       .2700%

                                  426 - 462       .2650%

                                  462 - 498       .2600%

                                  498 - 534       .2550%

                                  Over 534        .2500%

    The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present      Amended
Assets         Contract*    Contract
($ billions)

400            .---%        .3067%

450            .---%        .3024%

500            .---%        .2982%

550            .---%        .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 Assets under FMR's management for    March,     199   7     were
approximately $___        billion.
 COMPARISON OF MANAGEMENT FEES. For    March,     199   7    , average
assets under management by FMR were $___ billion. The fund's management fee rate under the Amended Contract would have been __%, compared to __% under
the Present Contract. The management fee rate    will decline under the
Amended Contract. In particular, the Individual Fund Fee Rate will decrease
by .15% of the funds average daily net assets. The Group Fee Rate     will
remain the same under both the Present Contract and the Amended Contract
until assets under FMR's management exceed $   426     billion, at which
point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year
ended    October 31, 1996     to the management fee the fund would have
incurred if the Amended Contract had been in effect.
Present Contract     Amended Contract

Management           Management           Percentage

Fee*                 Fee                  Difference

$    3,499,049       $    3,344,673           4.4    %

* Does not reflect voluntary adoption of extended Group Fee rate schedules
by FMR on January 1, 1996    or the lower Individual Fund Fee Rate on
September 1, 1996    .
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The Amended Contract was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on December 19, 1996. The Board of Trustees, including all of the Independent Trustees of the fund, considered and approved the modifications to the Individual Fund Fee Rate
on July 18, 1996.     The Board of Trustees considered and approved the
modifications to the Group Fee Rate schedule during the two month period
from November to December 1995   .     The Board of Trustees received
materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE    BOARD    . In connection with their monthly
meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial
   results and     condition, (2) arrangements in respect of the
distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research
and    execution     services, (5) FMR's management of the relationships
with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and
restrictions and with policies on personal securities transactions    and
(7) the nature, cost and quality of non-investment management services
provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters
considered.     Matters considered by the Board of Trustees and the
Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of
Fidelity's    equity     group. Among other things they considered the
size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available
industry data, both accounting for and ignoring market   ing     expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should
be continued but determined that it would be appropriate to    extend
the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the
proposed modifications to the management fee    rates    , that is the
reduction of the    Individual Fund Fee Rate and the extension of the
    Group Fee Rate schedule   ,     are in the best interest of the fund's
shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
   2    . TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activity of the industries in the natural resources sector."
 If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
    Adoption of the proposed amended limitation would facilitate the fund's concentration of its investments in the securities of companies within an industry in its particular market sector. The proposed amendment would also generally require at least 25% of the fund's assets to be invested in issuers engaged in the business activities of industries in the natural resources sector. Adoption of the proposed amended limitation is expected to give the fund more flexibility in pursuing its investment objective. The proposed amended limitation also increases the potential for certain risks and volatility associated with investment in the fund.
 The fund is a member of a group of Fidelity Advisor funds, known as the "Focus Funds," that concentrate their investments in securities of companies in a particular market sector.
 The fund, under normal conditions, invests at least    80    % of its
assets in securities of foreign and domestic companies that own or develop natural resources, or supply goods and services to such companies, or in physical commodities. These may include companies involved either directly
or through subsidiaries        in exploring, mining, refining, processing,
transporting, fabricating, dealing in, or owning natural resources (e.g., precious, industrial or strategic metals, chemicals, forest products, real estate, food products and other basic commodities).
    Under the fund's current limitation, the fund may not invest more than 25% of its total assets in any individual industry, although it may invest more than 25% of it's total assets, in the industries that make up the natural resources sector. As a result of the amendment, there would be no limit on the percentage of the fund's assets that could be invested in a single industry, and the fund would generally be required to maintain at least 25% of its assets in industries that make up the natural resources sector. Because companies in an industry are often faced with the same obstacles, issues, or regulatory burdens, and their securities may react similarly and move in unison with these or other market conditions, a fund that concentrates in a single industry may be more susceptible to economic changes affecting that industry than a fund that does not similarly concentrate in a single industry. Although the fund's investment approach of focusing its investments in industries within the natural resources sector subjects it to some comparable risks and volatility, these may be increased if the amended limitation is adopted. Adoption of the amended limitation would, however, provide the fund with additional investment flexibility given its narrow investment universe as a sector-oriented fund. The amended limitation would also be compatible with those of other Focus Funds, which concentrate their investments in the securities of companies in other market sectors.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. Moreover, the proposal will make the fund's concentration limitation comparable to those of the other, sector-oriented, Focus Funds advised by FMR. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
   3    .        TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
        The Trustees recommend that shareholders of the fund vote to
eliminate the above fundamental investment limitation    and change the
fund's Securities and Exchange Commission (SEC) classification from a
diversified to a non-diversified fund    . If the proposal is approved by
shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the
substantive difference   s     between it and the current limitations.
 "In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."
 The following will be added after the fund's last non-fundamental limit. "Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year."
 Under the 1940 Act, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of any single issuer. Under Subchapter M of the Internal Revenue Code, these 5% and 10% limits apply to all funds (diversified and non-diversified) with respect to 50% of total assets. Under both the 1940 Act and Subchapter M of the Internal Revenue Code, the 5% and 10% limits do not apply to investments in government securities or securities of other investment companies. The fund's current fundamental diversification limit excludes government securities but not securities of other investment companies.
 The elimination of the fund's fundamental investment limitation and the change of the fund's classification from a diversified to a
non   -    diversified fund will permit the fund to invest in a relatively
small number of issuers (i.e., to the extent permitted by Sub   c    hapter
M of the Internal Revenue Code). Subchapter M of the Internal Revenue Code currently permits a fund to invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in a single issuer and more than 10% of its total assets in the outstanding
voting securities of any single issuer.    Accordingly, if shareholders
approve the fund's classification as a non-diversified mutual fund, the fund would be permitted to invest up to 25% of its total assets in the securities of each of two individual issuers.
 As noted in the discussion of proposal 2 on page , the fund is a member of the group of "Focus Funds," that concentrate their investments in securities of companies in a particular market sector. Adoption of the proposal would provide the fund with additional investment flexibility given its relatively narrow investment universe, and would make the fund's SEC classification consistent with that of the other, sector-oriented, Focus Funds. Because non-diversified funds may have greater investments in a single issuer than diversified funds, the performance of a single issuer can have substantial impact on a non-diversified fund's share price. If the proposal is adopted, the fund, as a non-diversified fund, would thus be exposed to increased volatility.
     If the proposal is approved, the non-fundamental diversification
limitation    would also     permit the fund to invest   , without limit,
    in securities of other open-end investment companies including those of
funds managed by FMR or an affiliate   .     Pursuant to an exemptive order
granted by the S   EC, t    he fund    may     invest up to 25% of its
   total     assets in non-publicly offered money market or short-term bond
funds (the Central Funds) managed by FMR or an affiliate of FMR.        The
Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment options. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for most Fidelity funds.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental diversification limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current diversification limitation will remain unchanged.
   4. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY ADVISOR NATURAL RESOURCES FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees   , including a majority of the Independent
Trustees, has     approved an Agreement and Plan of Reorganization (the
Plan of Reorganization) in the form attached to this Proxy Statement as
Exhibit    2    . The Plan of Reorganization provides for a reorganization
of Fidelity Advisor Natur   al     Resources Fund (the Fund) from a
separate series of Fidelity Advisor Series V (Advisor Series V), a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series VII (the Trust), also a Massachusetts business
trust (the Reorganization).    THE PROPOSED CHANGE WILL HAVE NO MATERIAL
EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this
proxy statement).    The Series will have the same class structure as the
fund.     Since both    Advisor Series V     and the Trust are
Massachusetts business trusts, organized under substantially similar
Declarations of Trust   ,     the rights of the security holders of the
Fund under state law and the governing documents are expected to remain
unchanged after the Reorganization    (    except with regard to
shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the total dollar interest in the Fund (dollar-based voting) while shareholder voting rights for the Series will be based on the number of shares owned (share-based voting). While the differences between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust (unless the fund had several classes of shares), on matters requiring trust-wide votes where all funds in a trust are required to vote (or where more than one class of a fund vote together), dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the fund would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one class, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called
"Description of the Trust."    Unlike the Fund's Declaration of Trust, the
Series' Declaration of Trust specifically provides that the Trustees may liquidate the Trust or any series of the Trust without shareholder
approval.     The Trust's fiscal year end is    July 31    , which is
different than that of the    Advisor Series V    . The Trustees may change
the fiscal year end of the Trust at their discretion in the future.
    FMR, t    he Fund's investment adviser, will be responsible for the
investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract currently in effect between FMR and the Fund (the Present Management
Contract)    (except as it may be modified pursuant to a vote of the
shareholders as proposed in this proxy statement);     similarly, FMR U.K.
and FMR Far East, the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements currently in effect between FMR U.K. and FMR Far East and FMR (the Present Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation
(FDC)   ,     will distribute shares of the Series under a General
Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as
a series of    Advisor Series V    , which has    four     series of shares
or funds. The Board of Trustees unanimously recommend    reorganization
of the Fund to a separate series of the Trust (i.e., into the Series) which
will succeed to the business of the Fund. Moving the Fund from    Advisor
Series V     to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. The proposed change will have no material effect on shareholders or the management of the Fund.
 Fidelity Advisor Natural Resources Fund is presently the only Advisor Focus Fund offered by FDC that is not in the Trust and does not have a
fiscal year ending July 31.        Consequently, separate Annual Reports
are produced for this Fund    and duplicative production, mailing and SEC
filing of Prospectuses and Statements of Additional Information are
required.     The proposed changes would allow FMR to consolidate
   certain     documents for the Advisor Focus Funds, would significantly reduce the administrative burdens associated with multiple trust filings, and would result in increased efficiency in producing and mailing certain documents.
 The Plan of Reorganization was approved by the Board of Trustees of
   Advisor Series V    , including all of the Trustees who are not
interested persons of FMR, on    December 19, 1996    . The Board of
Trustees recommend   s     that Fund shareholders vote FOR the approval of
the Plan of Reorganization described below. Such a vote encompasses
approval of the    reorganization     of the Fund to a separate series of
the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment
Restrictions" on page ); and authorization of    Advisor Series V,     as
sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East, with respect to the Series and
(iii) the Distribution and Service Plan    for each class of the fund     ,
substantially identical to the contracts or Plans currently in effect with the Fund or class (except as the Management Contract may be modified pursuant to a vote of the shareholders of the Fund as proposed in this proxy statement). If shareholders of the Fund do not approve the Plan of
Reorganization, the Fund will continue to operate as a series of    Advisor
Series V    .
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization
itself, which is attached as Exhibit    2     to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and
the issuance of shares of beneficial interest    of the corresponding
classes of     the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund
will distribute one Trust Series Share    of the applicable class     for
each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes    Advisor Series V     as the then
sole initial shareholder of the Series    or class, as appropriate,     to
approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East with respect to the Series (the New Sub-Advisory
Agreements), and (iii) the Distribution and Service Plan    under Rule
12b-1 for each class of the series, (the New Plans), substantially identical to the contracts or Plans currently in effect with the Fund or class (except as the Management Contract may be modified pursuant to a vote of the shareholders of the Fund as proposed in this proxy statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees
prior to removal; (c) any Trustee who requests    in writing     to be
retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and
(d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract   ,     the New Sub-Advisory Agreements, and
the New Plans will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will continue
in force until    July 31, 1998. Each     agreement will continue in force
thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not
"interested persons" of the Trust, FMR   ,     FMR U.K. or FMR Far East,
cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a
meeting called for that purpose. The New Management Contract    and     New
Sub-Advisory Agreements, will be terminable without penalty on sixty days'
written notice either by the Trust   ,     FMR, or FMR U.K. or FMR Far
East, as the case may be, and will terminate automatically in the event of
its assignment   .     The New Plans will be terminable at any time without
penalty by a vote of a majority of the Independent Trustees or by a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on    June 30, 1997     (the Closing Date). However, the
Reorganization may become effective at such later date as the parties may agree in writing.
 The obligations of    Advisor Series V     and the Trust under the Plan of
Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES.        Expenses of the Reorganization, estimated at $_________
in the aggregate, will be borne by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of
Reorganization to    reorganize     the Fund into a separate series of a
Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver
of Investment Restrictions" on page ); authorization of the    Advisor
Series V    , as sole shareholder of the Series, to approve (i) a
Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far
East, and (iii) a Distribution and Service Plan    for each Class of the
Fund    ,    substantially     identical to the    contract or     plan   ,
as the case may be,     currently in effect with    respect to each class
of     the Fund        (except as the Management Contract may be modified
pursuant to a vote of the shareholders of the Fund as proposed in this proxy statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the
Fund will continue to operate as a fund of    Advisor Series V.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar
to    the fund     and advised by FMR is contained in the Table of Average
Net Assets and Expense Ratios in Exhibit    3     beginning on page [__.]
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead,
John H. Costello, Arthur S. Loring,        Robert H. Morrison, Kenneth A.
Rathgeber, Leonard M. Rush, and William J. Hayes are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception
of Mr. Costello,    and     Mr. Rush, all of these persons are stockholders
of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    November 1    , 199   5     through    March 31    ,
199   7    ,    [no/    the following   ]     transactions were entered
into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to    the fund     managed by FMR
with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit
   3     beginning on page __.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under
the proposed management contract described in proposal    1    .
 In addition to the management fee payable to FMR, the fund pays transfer
agent fees to FIIOC for Class A   ,     Class B   , Class T     and
Institutional Class, and price and bookkeeping fees to Fidelity Service Co.
(FSC), affiliates of FMR. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund
for fiscal 199   6     amounted to $   1,123,761     and $   323,423    ,
respectively   .
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the
offer and sale of shares are paid by FMR.        Sales charge revenue paid
to, and retained by, FDC for fiscal 1996 amounted to $   536,967    .
   FDC collected deferred sales charge revenue of $21,872 during fiscal
1996.
 FMR is the fund's manager pursuant to a management contract dated
   December 1, 1994    , which was approved by shareholders on    November
14, 1994    .    The management contract approved by shareholders on
November 1, 1994 provided for lower fees when FMR's assets under management exceed certain levels.
     For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
    The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $435 billion of group net assets
- the approximate level for October 31, 1996 - was .3037%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group              Annualized     Group Net         Effective
Assets                     Rate           Assets            Annual
                                                            Fee Rate

 0 - $ 3 billion           .5200%           $ 0.5 billion   .5200%

 3 - 6                     .4900            25              .4238

 6 - 9                     .4600            50              .3823

 9 - 12                    .4300            75              .3626

 12 - 15                   .4000             100            .3512

 15 - 18                   .3850             125            .3430

 18 - 21                   .3700             150            .3371

 21 - 24                   .3600             175            .3325

 24 - 30                   .3500             200            .3284

 30 - 36                   .3450             225            .32   49

 36 - 42                   .3400             250            .32   19

 42 - 48                   .3350             275            .319   0

 48 - 66                   .3250             300            .31   63

 66 - 84                   .3200             325            .31   37

 84 - 102                  .3150             350            .31   13

 102 - 138                 .3100                375            .3090

 138 - 174                 .3050                400            .3067

 174 - 2   10              .3000

 2   10     - 2   46       .2950

 2   46     -    282       .2900

    282 - 318              .2850

    318 - 354                 .2800

    354 - 390                 .2750

   Over 390                   .2700

 Prior to    December 1, 1994    , the group fee rate was based on a
schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule above. Shareholders approved a new management agreement reflecting the
changes on November 14, 1994.     The revised group fee rate schedule
provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The fund's current management contract reflects the group fee rate schedule above for average
group assets under $   426     billion and the group fee rate schedule
below for average group assets in excess of $   426     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualized   Group Net        Effective
Assets          Rate         Assets           Annual
                                              Fee Rate

 174 - $210     .3000%        $ 150 billion   .3371%
billion

 210 - 246      .2950          175            .3325

 246 - 282      .2900          200            .3284

 282 - 318      .2850          225            .3249

 318 - 354      .2800          250            .3219

 354 - 390      .2750          275            .3190

 390 - 426      .2700          300            .3163

 426 - 462      .2650          325            .3137

 462 - 498      .2600          350            .3113

 498 - 534      .2550          375            .3090

Over 534        .2500          400            .3067

                               425            .3046

                               450            .3024

                               475            .3003

                               500            .2982

                               525            .2962

                               550            .2942

    Effective September 1, 1996, FMR voluntarily agreed to reduce the Individual Fund Fee Rate from .45 to .30%, the rate currently in effect.
    Based on the average group net assets of the funds advised by FMR for
   October 31, 1996    , the annual management fee rate would be calculated
as follows:
Group Fee Rate         Individual Fund             Management        Fee
                       Fee Rate                    Rate

   .3037    %    +        .30    %   *       =        .6037    %

   * If the voluntary reduction effective September 1, 1996 were not in effect during the fiscal year ended 1996, the total management fee rate would have been .7537%.
 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
    During fiscal 1996, FMR received $3,344,653 for its services as investment adviser to the fund. This fee was equivalent to .72% of the average net assets of the fund. Effective September 1, 1996, FMR voluntarily agreed, subject to revision or termination, to reduce the funds Individual Fund Fee Rate from .45% to .30% of the fund's average net asset. If this voluntary reduction had not been in effect, for fiscal 1996, FMR would have received fees amounting to $3,498,976 which would have been equivalent to .75% of average net assets of the fund.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 199   6     the fund paid brokerage commissions of
$   288,669     to FBSI and $   10,616     to FBS. During fiscal
199   6    , this amounted to approximately    18.12    % and    .71    %,
respectively, of the aggregate brokerage commissions paid by the fund. SUB-ADVISORY AGREEMENTS
 FMR has entered into sub-advisory agreements with FMR U.K.,    and     FMR
Far East   .     Pursuant to the sub-advisory agreements, FMR may receive
investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. The sub-advisory
agreement   s    , dated    December 1, 1994    , w   ere     approved by
shareholders on    November 14, 1994, engaging FMR Far East and FMR U.K. as
sub-advisors of the fund    .
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio
transactions, FMR pays FMR U.K. and FMR Far East a fee equal to    50    %
of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, the fees paid to
the sub-advisers for the fiscal year ended 199   6     were as follows:
   FMR U.K.          FMR Far East

   $ 28,042          $ 28,590

 For providing discretionary investment management and executing portfolio
transactions, the fees paid to    the subadvisers     for fiscal 1996 were
   as follows:
FMR U.K.          FMR Far East

   $                 $

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Client Services at
1-800-843-3001    , whether other persons are beneficial owners of shares
for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT    1
The language added to the current contract is    (    underlined   )    ;
the language deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES V:
FIDELITY ADVISOR [GLOBAL]    (    NATURAL   )     RESOURCES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION   ] (AMENDMENT)     made this 1st day of    [    December,
1994]    _____    ,    (    1997,   )     by and between Fidelity Advisor
Series V, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf
of Fidelity Advisor [Global]    (    Natural   )     Resources Fund
(hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")
   (    as set forth in its entirety below.   )
     Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract
dated December 30, 1988,    (as modified on December 1, 1994,)     to
   [    a modification   ] an amendment     of said Contract in the manner
set forth below. The    [    Modified   ] (Amended)     Management Contract
shall, when executed by duly authorized officers of the Fund and Adviser,
take effect on    [    December 1, 1994   ] (July 1, 1997), or the first
day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a
monthly management fee, payable    (    monthly   )     as soon as
practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

0              -   $ 3 billion   .5200%

3              -   6             .4900%

6              -   9             .4600%

9              -   12            .4300%

12             -   15            .4000%

15             -   18            .3850%

18             -   21            .3700%

21             -   24            .3600%

24             -   30            .3500%

30             -   36            .3450%

36             -   42            .3400%

42             -   48            .3350%

48             -   66            .3250%

66             -   84            .3200%

84             -   102           .3150%

102            -   138           .3100%

138            -   174           .3050%

174            -   210           .3000%

210            -   246           .2950%

246            -   282           .2900%

282            -   318           .2850%

318            -   354           .2800%

354            -   390           .2750%

[Over] 390     -   426           .2700%

   (    426    -   462   )          (    .2650%   )

   (    462    -   498   )          (    .2600%   )

   (    498    -   534   )          (    .2550%   )

   (    Over   -   534   )          (    .2500%   )

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
[.45%]   (    .30%   )    .
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be
sustained in the purchase, holding or sale of any security    (    or other
investment instrument.   )
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
[1995] (    1998   )    , and indefinitely thereafter, but only so long as
the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
   (    or other organizational document   )     and agrees that the
obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Portfolio under this Contract are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    FIDELITY ADVISOR SERIES V
    on behalf of Fidelity Advisor [Global]    (    Natural   )
Resources Fund
    [SIGNATURE LINES OMITTED]
    FIDELITY MANAGEMENT & RESEARCH COMPANY
     [SIGNATURE LINES OMITTED]

EXHIBIT    1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of
the    19th     day of    December 1996    , by and between    Fidelity
Advisor Natural Resources Fund     (the Fund), a separate series of
   Fidelity Advisor Series V (Advisor Series V) and Fidelity Advisor Series
VII     (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will
comprise:        (a) the transfer of all of the assets of the Fund to a
series of the Trust (the Series) solely in exchange for shares of
beneficial interest    of the applicable classes of     the Series (the
Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series
Shares    of the applicable classes     by the Fund to its shareholders
(Fund Shareholder) in complete liquidation and termination of the Fund in
exchange for all of the Fund's outstanding shares    of the corresponding
classes     (Fund Shares). The Fund shall receive shares    of the
applicable classes     of the Series equal to the number    and classes
    of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The    Advisor Series V     on behalf of the Fund represents and warrants
as follows:
 (a) The Fund is a series of    Advisor Series V    , a business trust duly
formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than [1%] of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (y) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of
assets and liabilities as of    October 31, 1996     and those incurred in
the ordinary course of the Fund's business as an investment company since
   October 31, 1996    ; and
 (z) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except
for the one share    of each class     that may be issued to FMR); Trust
Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one
share    of each class     that may be issued to FMR) or commenced
operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust
Series Shares    of the applicable classes     equal to the value and
number of full and fractional shares of    the corresponding classes     of
the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the
individual Trustees of    Advisor Series V     or any officer duly
authorized by them, on the    Advisor Series V    's behalf as the then
sole shareholder of the Series, shall (1) elect as trustees of the Trust
(Trustees) the persons who are currently Trustees of (   Advisor Series
V    ); (2) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and
Fidelity Management & Research (U.K.) Inc.    and     Fidelity Management &
Research (Far East) Inc., (iii) a Distribution and Service Plan    on
behalf of each class of the Series     under Rule 12b-1 under the 1940 Act
between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan currently in effect
with    respect to each such class     the Fund, except as to the parties
to such plan or contract, (iv) the independent accountants who currently
serve in that capacity for the Fund (v) the adoption of    the     revised
fundamental polic   y     described in Proposal    2     the Proxy
Statement    and (vi) the elimination of the fund's fundamental policy
described in Proposal 3 of the Proxy statement    .
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will
constructively distribute the Trust Series Shares    of the applicable
classes     pro rata in proportion to their respective shares of beneficial
interest in    the corresponding classes of     the Fund to Fund
Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust
Series Shares    of the applicable classes     thereto. Each Fund
Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series
Shares    of the applicable classes     due that shareholder. All
outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a
name other than that of the registered holder        on the Fund's books of
the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value,    class,     and denomination of full and
fractional Trust Series Shares to be issued in exchange for the Fund's net
assets shall be equal to the number, value   , class    , and denomination
of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by    Fidelity
Investments Institutional Operations Company, Inc.    , a   n affiliate
of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) FMR will assume expenses incurred by the Trust and the Fund in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall
occur at the principal office of the    Advisor Series V     and the Trust,
82 Devonshire Street, Boston, Massachusetts, on ____, 199_, or at such other place or later date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized
officer stating that it has notified    Brown Brothers Harriman & Co.    ,
as custodian for the Fund, of the Fund's reorganization to a series of the
Trust.
 (d) Fidelity Investments Institutional Operations Company, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor Series pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the
Closing Date, signed by an officer of    Advisor Series V    , certifying
that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions,
certified by an officer of    Advisor Series V    , evidencing the adoption
of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation
Time:        (i)        the assets held by the custodian will be
transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of
   Advisor Series V    , dated the Closing Date, that there has been no
material adverse change in the Fund's financial position since    October
31, 1996    , other than changes in the market value of its portfolio
securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section
368(a)(1)(F) of        the Code, and the Fund and the Series will each be
parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series
Shares    of the applicable classes     and the assumption of the Fund's
liabilities followed by the distribution of those the Trust Series Shares
to the shareholders of the    corresponding classes of the     Fund in
liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
    Copies     of the Declaration   s     of Trust of the Trust and
   Advisor Series V,     as restated and amended,    are     on file with
the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of
the Trust and    Advisor Series V     as trustees and not individually and
that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.


           FIDELITY ADVISOR SERIES V:
       FIDELITY ADVISOR NATURAL RESOURCES FUND

        [signature lines omitted]

           FIDELITY ADVISOR SERIES VII:
       FIDELITY ADVISOR NATURAL RESOURCES FUND

        [signature lines omitted]

        FMR hereby agrees, pursuant to its Management
    Contract with the    Advisor Series V     in respect
    of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.
    FIDELITY MANAGEMENT & RESEARCH COMPANY


        [signature lines omitted]

-pxs-0397 CUSIP #/FUND #
 CUSIP#/FUND#
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Natural Resources Fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
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FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR NATURAL RESOURCES FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Natural Resources Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE


Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
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
1.    To approve an amended management contract for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      limitation concerning the concentration of its
      investments in a single industry.

3.    To eliminate the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.

4.    To approve an agreement and plan of reorganization of    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      the fund from a  separate series of one Massachusetts
      business trust to another.




ANTRS-PXC-697
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Natural Resources Fund - Class A the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR NATURAL RESOURCES FUND - CLASS
A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Natural Resources Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315916841/fund# 247

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      limitation concerning the concentration of its
      investments in a single industry.

3.    To  eliminate  the fund's fundamental investment         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.

4.    To approve an agreement and plan of reorganization of    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      the fund from a separate series of one Massachusetts
      business trust to another.




ANTRSA-PXC-697     cusip # 315916841/fund# 247
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Natural Resources Fund - Class T the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR NATURAL RESOURCES FUND - CLASS
T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Natural Resources Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315916106/fund# 166

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      limitation concerning the concentration of its
      investments in a single industry.

3.    To eliminate the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.

4.    To approve an agreement and plan of reorganization of    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      the fund from a separate series of one Massachusetts
      business trust to another.




ANTRST-PXC-697    cusip # 315916106/fund# 166
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Natural Resources Fund - Class B the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR NATURAL RESOURCES FUND - CLASS
B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Natural Resources Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315916858/fund# 656

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      limitation concerning the concentration of its
      investments in a single industry.

3.    To eliminate the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.

4.    To approve an agreement and plan of reorganization of    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      the fund from a separate series of one Massachusetts
      business trust to another.




ANTRSB-PXC-697    cusip # 315916858/fund# 656
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Natural Resources Fund - Institutional Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES V: FIDELITY ADVISOR NATURAL RESOURCES FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Natural Resources Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315916866/fund# 686

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To amend the fund's fundamental investment               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      limitation concerning the concentration of its
      investments in a single industry.

3.    To eliminate the fund's fundamental investment           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.

4.    To approve an agreement and plan of reorganization of    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      the fund from a separate series of one Massachusetts
      trust to another.




ANTRSI-PXC-697    cusip # 315916866/fund# 686
EXHIBIT    1
[TABLE TO BE UPDATED]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                            FISCAL         AVERAGE         RATIO OF NET                    RATIO OF
OBJECTIVE AND FUND                    YEAR END (A)   NET ASSETS      ADVISORY FEES                   EXPENSES TO
                                                     (MILLIONS)(B)   TO AVERAGE                      AVERAGE NET
                                                                     NET ASSETS                      ASSETS (C)
                                                                     PAID
                                                                     TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation ((pound))          2/28/95       $ 9.4                            0.24%*                        2.50%*

 American Gold                         2/28/95        350.5                           0.62                          1.41

 Automotive ((pound))                  2/28/95        102.2                           0.62                          1.80*

 Biotechnology ((pound))               2/28/95        413.9                           0.62                          1.59

 Brokerage and
Investment

 Management ((pound))                  2/28/95        30.5                            0.26*                         2.54*

 Chemicals ((pound))                   2/28/95        144.0                           0.62                          1.51*

 Computers ((pound))                   2/28/95        131.6                           0.62                          1.69*

 Construction and                      2/28/95        40.9                            0.62                          1.74*
 Housing ((pound))

 Consumer Products ((pound))           2/28/95        7.9                             0.30*                         2.49*

 Defense and Aerospace                 2/28/95        5.2                             -*                            2.49*
((pound))

 Developing                            2/28/95        222.6                           0.62                          1.50*
 Communications ((pound))

 Electronics ((pound))                 2/28/95        155.8                           0.62                          1.71*

 Energy ((pound))                      2/28/95        104.4                           0.62                          1.85

 Energy Service ((pound))              2/28/95        59.4                            0.62                          1.79*

 Environmental                         2/28/95        45.0                            0.62                          2.01*
 Services ((pound))

 Financial Services ((pound))          2/28/95        108.2                           0.62                          1.54*

 Food and Agriculture                  2/28/95        92.7                            0.62                          1.68*
((pound))

 Health Care ((pound))                 2/28/95        642.9                           0.62                          1.36*

 Home Finance ((pound))                2/28/95        200.7                           0.62                          1.45*

 Industrial Equipment                  2/28/95        123.8                           0.62                          1.78*
((pound))

 Industrial Materials ((pound))        2/28/95        177.3                           0.62                          1.53*

 Insurance ((pound))                   2/28/95        10.3                            0.62                          2.34*

 Leisure ((pound))                     2/28/95        73.1                            0.62                          1.62*

 Medical Delivery ((pound))            2/28/95        214.0                           0.62                          1.45*

 Multimedia ((pound)) ((psi))          2/28/95        31.5                            0.62                          2.03*

 Natural Gas ((pound))                 2/28/95        77.1                            0.62                          1.66*

 Paper and Forest                      2/28/95        56.2                            0.62                          1.87*
 Products ((pound))

 Precious Metals and                   2/28/95        437.1                           0.62                          1.46
 Minerals ((pound))

 Regional Banks ((pound))              2/28/95        143.9                           0.62                          1.56*

Select Portfolios
(continued):

 Retailing ((pound))                   2/28/95       $ 60.8                           0.62%                         1.96*%

 Software and                          2/28/95        182.1                           0.62                          1.50*
Computer
 Services ((pound))

 Technology ((pound))                  2/28/95        206.1                           0.62                          1.56*

 Telecommunications                    2/28/95        374.3                           0.62                          1.55*
((pound))

 Transportation ((pound))              2/28/95        12.7                            0.62                          2.36*

 Utilities Growth((pound))((psi))      2/28/95        224.4                           0.62                          1.42*

Magellan ((pound))                     3/31/95        35,788.6                        0.75                          0.96*

Mid Cap Stock                          4/30/95**      300.2                           0.66(dagger)                  1.22(dagger)*

Small Cap Stock                        4/30/95        640.2                           0.56                          0.90*

Fidelity Fifty ((pound))               6/30/94**      44.2                            0.63(dagger)                  1.58(dagger)

Blue Chip Growth                       7/31/94        1,359.3                         0.70                          1.22

Low-Priced Stock ((pound))             7/31/94        2,084.5                         0.79                          1.13

OTC Portfolio                          7/31/94        1,296.9                         0.50                          .88

Export Fund                            8/31/95**      62.6                            0.62(dagger)                  1.65(dagger)

Advisor Strategic
Opportunities:

  Class A ((pound))                    9/30/94        337.0                           0.72                          1.84

  Class B ((pound))                    9/30/94**      3.3                             0.72                          2.63(dagger)

  Initial Shares ((pound))             9/30/94        19.6                            0.72                          1.14

Destiny I                              9/30/94        3,204.9                         0.65                          0.70

Destiny II                             9/30/94        1,326.8                         0.73                          0.80

Advisor Emerging Asia                  10/31/94       125.5                           1.00(dagger)                  1.78(dagger)
Fund, Inc. ((oval))

Advisor Global                         10/31/94       115.8                           0.77                          2.07*
Resources ((pound))

Advisor Growth                         10/31/94       3,215.2                         0.69                          1.62*
Opportunities - Class
A

Advisor Overseas ((sigma))             10/31/94       428.7                           0.80                          2.12

Canada ((sigma))                       10/31/94       214.8                           0.80                          1.57

Capital Appreciation ((pound))         10/31/94       1,720.3                         0.77                          1.17

Disciplined Equity ((pound))           10/31/94       891.4                           0.72                          1.05

Diversified                            10/31/94       316.5                           0.72                          1.25
International ((sigma))

Emerging Markets ((sigma))             10/31/94       1,639.2                         0.77                          1.52

Europe ((sigma))                       10/31/94       493.3                           0.72                          1.35

Europe Capital                         10/31/94**     288.2                           0.77(dagger)                  1.54(dagger)
Appreciation ((sigma))

International Value ((rexAll Symbol))  10/31/95**     9.6                             0.77(dagger)                  2.00(dagger)*

Japan ((rexAll Symbol))                10/31/94       362.4                           0.75                          1.42

Latin America ((sigma))                10/31/94      $ 782.5                          0.77%                         1.48%

Overseas ((sigma))                     10/31/94       1,895.8                         0.80                          1.24

Pacific Basin ((rexAll Symbol))        10/31/94       509.8                           0.86                          1.54

Southeast Asia ((rexAll Symbol))       10/31/94       806.9                           0.69                          1.47

Stock Selector ((pound))               10/31/94       710.5                           0.72                          1.09

Value ((pound))                        10/31/94       3,325.0                         0.52                          0.79

Worldwide ((sigma))                    10/31/94       530.6                           0.77                          1.32

Advisor Equity Portfolio
Growth :

 Class A ((pound))                     11/30/94       663.9                           0.64                          1.70

 Institutional Class ((pound))         11/30/94       364.1                           0.64                          0.84

Emerging Growth ((pound))              11/30/94       617.7                           0.66                          1.02

Growth Company ((pound))               11/30/94       2,748.9                         0.73                          1.05

New Millennium                         11/30/94       312.2                           0.82                          1.29

Retirement Growth ((pound))            11/30/94       2989.2                          0.77                          1.07


(a) All fund data are as of the fiscal year end noted in the chart or as of April 30,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(d) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which certain portfolio trades have been directed. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((RexAll symbol)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund. ((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
((psi))   Effective August 3, 1994, Utilities Income Fund and Select
Utilities Portfolio have been renamed to Utilities Fund and Utilities Growth Portfolio, respectively.